UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2012

THE WENDY’S COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-2207	38-0471180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dave Thomas Blvd., Dublin, Ohio		43017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (614) 764-3100

Not Applicable

(Former name or former address, if changed since last report.)

WENDY’S RESTAURANTS, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-161613	38-0471180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dave Thomas Blvd., Dublin, Ohio		43017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (614) 764-3100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On April 3, 2012, The Wendy’s Company (the “Company”) announced that Wendy’s International, Inc., its wholly-owned subsidiary (“Wendy’s International”), has commenced the marketing of a new $1,325 million senior secured credit facility (the “Proposed Credit Facility”). The Proposed Credit Facility is expected to be comprised of a $200 million revolving credit facility, which would mature in 2017, and a $1,125 million term loan, which would mature in 2019. Wendy’s International is expected to be the borrower under the Proposed Credit Facility.

Wendy’s International expects to use the proceeds from the Proposed Credit Facility (i) to refinance the existing senior secured credit facility (comprised of a $150 million revolving credit facility and a $500 million term loan) of Wendy’s Restaurants, LLC, a wholly-owned subsidiary of the Company and the direct parent company of Wendy’s International (“Wendy’s Restaurants”), (ii) to finance the redemption or repurchase of Wendy’s Restaurants’ outstanding $565 million aggregate principal amount of 10.0% senior notes due 2016 (the “2016 Senior Notes”) and (iii) for general corporate purposes, including payment of financing costs and other expenses in connection with the Proposed Credit Facility and the related transactions. The closing of the Proposed Credit Facility is subject to successful marketing and other conditions, and there can be no assurance that Wendy’s International will be able to enter into the Proposed Credit Facility, or complete the refinancing of Wendy’s Restaurants’ existing senior secured credit facility or the redemption or repurchase of the 2016 Senior Notes.

The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the Company or Wendy’s Restaurants under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WENDY’S COMPANY

Date: April 3, 2012	By:	/s/ Dana Klein
Dana Klein
Senior Vice President – Corporate and Securities Counsel, and Assistant Secretary

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WENDY’S RESTAURANTS, LLC

Date: April 3, 2012	By:	/s/ Dana Klein
Dana Klein
Senior Vice President – Corporate and Securities Counsel, and Assistant Secretary